UBS LIFE INSURANCE COMPANY USA

                 UBS LIFE INSURANCE COMPANY USA SEPARATE ACCOUNT
                        SUPPLEMENT DATED AUGUST 25, 2008
                             TO THE PROSPECTUSES FOR
                     MILESTONESTM VARIABLE ANNUITY CONTRACTS
                                DATED MAY 1, 1997

This supplement updates certain information contained in your Prospectus. Please read it carefully and retain it for future reference.

FUND MERGER

It is anticipated that on or about September 26, 2008, the AllianceBernstein Balanced Shares Portfolio (the "Old Portfolio") will be acquired by the AllianceBernstein Balanced Wealth Strategies Portfolio (the "New Portfolio"). At that time, all of the Old Portfolio's assets will be transferred to the New Portfolio in return for shares in the New Portfolio, and the Separate Account Division that currently invests in the Old Portfolio will invest in the New Portfolio, and the Old Portfolio will cease to exist. Any contract value that was allocated to the Division investing in the Old Portfolio will automatically be transferred, at no charge, to the New Portfolio. Both the Old Portfolio and the New Portfolio are portfolios of the AllianceBernstein Variable Products Series Fund, Inc.

The New Portfolio's investment adviser is AllianceBernstein L.P. (the "Adviser"), a global investment manager providing diversified services to institutions and individuals through a broad line of investments including approximately 116 mutual funds, which is also the investment adviser for the Old Portfolio.

The New Portfolio's investment objective is to maximize total return consistent with the Adviser's determination of reasonable risk.

The New Portfolio invests in a portfolio of equity and debt securities that is designed as a solution for investors who seek a moderate tilt toward equity returns but also want the risk diversification offered by debt securities and the broad diversification of their equity risk across styles, capitalization ranges and geographic regions. The New Portfolio targets a weighting of 60% equity securities and 40% debt securities with a goal of providing moderate upside potential without excessive volatility. In managing the New Portfolio, the Adviser efficiently diversifies between the debt and equity components to produce the desired risk/return profile. Investments in real estate investment trusts, or REITs, are deemed to be 50% equity and 50% fixed-income for purposes of the overall target blend of the New Portfolio.

We encourage you to discuss your investment options with your UBS Financial Advisor to determine what is appropriate for your personal financial situation. Your UBS Financial Advisor would be pleased to answer any questions you may have.

If you have any questions, please contact our Customer Service center, toll-free, at 1-800-986-0088, Monday through Friday between the hours of 9:00 AM and 6:00 PM (Eastern Time).